Supplemental Information
Fourth Quarter 2017

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Table of Contents	Page

Consolidated Financial Highlights	2
Consolidated Statement of Income	3
Consolidated Statement of Comprehensive Income	4
Consolidated Balance Sheet	5
Capital Management	7
Regulatory Capital Reconciliations	8
Quarterly Average Balances and Interest Rates	9
Annual Average Balances and Interest Rates	11
Debt Securities and Available-for-Sale Marketable Equity Securities	13
Supplemental Financial Data	14
Quarterly Results by Business Segment and All Other	15
Annual Results by Business Segment and All Other	17
Consumer Banking
Total Segment Results	18
Business Results	19
Key Indicators	22
Global Wealth & Investment Management
Total Segment Results	24
Key Indicators	25
Global Banking
Total Segment Results	26
Key Indicators	27
Investment Banking Product Rankings	28
Global Markets
Total Segment Results	29
Key Indicators	30
All Other
Total Results	31
Outstanding Loans and Leases	32
Quarterly Average Loans and Leases by Business Segment and All Other	33
Commercial Credit Exposure by Industry	34
Top 20 Non-U.S. Countries Exposure	35
Nonperforming Loans, Leases and Foreclosed Properties	36
Nonperforming Loans, Leases and Foreclosed Properties Activity	37
Quarterly Net Charge-offs and Net Charge-off Ratios	38
Annual Net Charge-offs and Net Charge-off Ratios	39
Allocation of the Allowance for Credit Losses by Product Type	40

Exhibit A: Non-GAAP Reconciliations	41

Effective October 1, 2017, the Corporation changed its accounting method under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation - Stock Compensation, for stock-based compensation awards granted to retirement-eligible employees from expensing their value in full at the grant date (generally in the first quarter of each year) to expensing the estimated value ratably over the year prior to the grant date. This change affects consolidated financial information and All Other; it does not affect the business segments. All prior periods presented herein have been restated for this change in accounting method. Under the applicable bank regulatory rules, we are not required to and, accordingly, did not restate previously-filed capital metrics and ratios.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Income statement
Net interest income	$44,667	$41,096	$11,462	$11,161	$10,986	$11,058	$10,292
Noninterest income	42,685	42,605	8,974	10,678	11,843	11,190	9,698
Total revenue, net of interest expense	87,352	83,701	20,436	21,839	22,829	22,248	19,990
Provision for credit losses	3,396	3,597	1,001	834	726	835	774
Noninterest expense	54,743	55,083	13,274	13,394	13,982	14,093	13,413
Income tax expense	10,981	7,199	3,796	2,187	3,015	1,983	1,268
Net income	18,232	17,822	2,365	5,424	5,106	5,337	4,535
Preferred stock dividends	1,614	1,682	286	465	361	502	361
Net income applicable to common shareholders	16,618	16,140	2,079	4,959	4,745	4,835	4,174
Diluted earnings per common share	1.56	1.49	0.20	0.46	0.44	0.45	0.39
Average diluted common shares issued and outstanding	10,778,428	11,046,806	10,621,809	10,746,666	10,834,807	10,919,668	10,992,258
Dividends paid per common share	$0.39	$0.25	$0.12	$0.12	$0.075	$0.075	$0.075

Performance ratios
Return on average assets	0.80%	0.81%	0.41%	0.95%	0.90%	0.97%	0.82%
Return on average common shareholders' equity	6.72	6.69	3.29	7.89	7.75	8.09	6.79
Return on average shareholders' equity	6.72	6.70	3.43	7.88	7.56	8.09	6.69
Return on average tangible common shareholders' equity (1)	9.41	9.51	4.56	10.98	10.87	11.44	9.58
Return on average tangible shareholders' equity (1)	9.08	9.17	4.62	10.59	10.23	11.01	9.09

At period end
Book value per share of common stock	$23.80	$23.97	$23.80	$23.87	$24.85	$24.34	$23.97
Tangible book value per share of common stock (1)	16.96	16.89	16.96	17.18	17.75	17.22	16.89
Market price per share of common stock:
Closing price	$29.52	$22.10	$29.52	$25.34	$24.26	$23.59	$22.10
High closing price for the period	29.88	23.16	29.88	25.45	24.32	25.50	23.16
Low closing price for the period	22.05	11.16	25.45	22.89	22.23	22.05	15.63
Market capitalization	303,681	222,163	303,681	264,992	239,643	235,291	222,163

Number of financial centers - U.S.	4,470	4,579	4,470	4,511	4,542	4,559	4,579
Number of branded ATMs - U.S.	16,039	15,928	16,039	15,973	15,972	15,939	15,928
Headcount	209,376	210,673	209,376	209,839	210,904	210,533	210,673

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-42.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Interest income
Loans and leases	$36,221	$33,228	$9,344	$9,203	$8,920	$8,754	$8,391
Debt securities	10,471	9,167	2,707	2,629	2,594	2,541	2,245
Federal funds sold and securities borrowed or purchased under agreements to resell	2,390	1,118	732	659	560	439	315
Trading account assets	4,474	4,423	1,144	1,091	1,163	1,076	1,093
Other interest income	4,023	3,121	1,139	1,075	909	900	821
Total interest income	57,579	51,057	15,066	14,657	14,146	13,710	12,865

Interest expense
Deposits	1,931	1,015	679	624	346	282	279
Short-term borrowings	3,538	2,350	1,030	944	917	647	542
Trading account liabilities	1,204	1,018	314	319	307	264	240
Long-term debt	6,239	5,578	1,581	1,609	1,590	1,459	1,512
Total interest expense	12,912	9,961	3,604	3,496	3,160	2,652	2,573
Net interest income	44,667	41,096	11,462	11,161	10,986	11,058	10,292

Noninterest income
Card income	5,902	5,851	1,555	1,429	1,469	1,449	1,502
Service charges	7,818	7,638	1,955	1,968	1,977	1,918	1,978
Investment and brokerage services	13,281	12,745	3,399	3,303	3,317	3,262	3,202
Investment banking income	6,011	5,241	1,418	1,477	1,532	1,584	1,222
Trading account profits	7,277	6,902	1,153	1,837	1,956	2,331	1,081
Mortgage banking income (loss)	224	1,853	(108)	(20)	230	122	519
Gains (loss) on sales of debt securities	255	490	(23)	125	101	52	—
Other income (loss)	1,917	1,885	(375)	559	1,261	472	194
Total noninterest income	42,685	42,605	8,974	10,678	11,843	11,190	9,698
Total revenue, net of interest expense	87,352	83,701	20,436	21,839	22,829	22,248	19,990

Provision for credit losses	3,396	3,597	1,001	834	726	835	774

Noninterest expense
Personnel	31,642	31,748	7,533	7,738	7,968	8,403	7,590
Occupancy	4,009	4,038	1,009	999	1,001	1,000	969
Equipment	1,692	1,804	411	416	427	438	447
Marketing	1,746	1,703	511	461	442	332	460
Professional fees	1,888	1,971	471	476	485	456	538
Data processing	3,139	3,007	795	777	773	794	767
Telecommunications	699	746	161	170	177	191	195
Other general operating	9,928	10,066	2,383	2,357	2,709	2,479	2,447
Total noninterest expense	54,743	55,083	13,274	13,394	13,982	14,093	13,413
Income before income taxes	29,213	25,021	6,161	7,611	8,121	7,320	5,803
Income tax expense	10,981	7,199	3,796	2,187	3,015	1,983	1,268
Net income	$18,232	$17,822	$2,365	$5,424	$5,106	$5,337	$4,535
Preferred stock dividends	1,614	1,682	286	465	361	502	361
Net income applicable to common shareholders	$16,618	$16,140	$2,079	$4,959	$4,745	$4,835	$4,174

Per common share information
Earnings	$1.63	$1.57	$0.20	$0.49	$0.47	$0.48	$0.41
Diluted earnings	1.56	1.49	0.20	0.46	0.44	0.45	0.39
Dividends paid	0.39	0.25	0.12	0.12	0.075	0.075	0.075
Average common shares issued and outstanding	10,195,646	10,284,147	10,470,672	10,197,891	10,013,503	10,099,557	10,170,031
Average diluted common shares issued and outstanding	10,778,428	11,046,806	10,621,809	10,746,666	10,834,807	10,919,668	10,992,258

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Net income	$18,232	$17,822	$2,365	$5,424	$5,106	$5,337	$4,535
Other comprehensive income (loss), net-of-tax:
Net change in debt and marketable equity securities	61	(1,345)	(870)	462	568	(99)	(4,664)
Net change in debit valuation adjustments	(293)	(156)	(144)	(80)	(78)	9	(205)
Net change in derivatives	64	182	(92)	24	94	38	(95)
Employee benefit plan adjustments	288	(524)	208	26	27	27	(553)
Net change in foreign currency translation adjustments	86	(87)	(16)	5	100	(3)	(70)
Other comprehensive income (loss)	206	(1,930)	(914)	437	711	(28)	(5,587)
Comprehensive income (loss)	$18,438	$15,892	$1,451	$5,861	$5,817	$5,309	$(1,052)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2017	September 30 2017	December 31 2016
Assets
Cash and due from banks	$29,480	$30,819	$30,719
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	127,954	141,562	117,019
Cash and cash equivalents	157,434	172,381	147,738
Time deposits placed and other short-term investments	11,153	9,493	9,861
Federal funds sold and securities borrowed or purchased under agreements to resell	212,747	217,214	198,224
Trading account assets	209,358	210,319	180,209
Derivative assets	37,762	38,384	42,512
Debt securities:
Carried at fair value	315,117	316,864	313,660
Held-to-maturity, at cost	125,013	122,345	117,071
Total debt securities	440,130	439,209	430,731
Loans and leases	936,749	927,117	906,683
Allowance for loan and lease losses	(10,393)	(10,693)	(11,237)
Loans and leases, net of allowance	926,356	916,424	895,446
Premises and equipment, net	9,247	8,971	9,139
Mortgage servicing rights	2,302	2,407	2,747
Goodwill	68,951	68,968	68,969
Loans held-for-sale	11,430	13,243	9,066
Customer and other receivables	61,623	55,855	58,759
Assets of business held for sale	—	—	10,670
Other assets	132,741	131,306	123,996
Total assets	$2,281,234	$2,284,174	$2,188,067

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$6,521	$5,142	$5,773
Loans and leases	48,929	50,022	56,001
Allowance for loan and lease losses	(1,016)	(1,023)	(1,032)
Loans and leases, net of allowance	47,913	48,999	54,969
Loans held-for-sale	27	66	188
All other assets	1,694	662	1,596
Total assets of consolidated variable interest entities	$56,155	$54,869	$62,526

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	December 31 2017	September 30 2017	December 31 2016
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$430,650	$429,861	$438,125
Interest-bearing	796,576	776,756	750,891
Deposits in non-U.S. offices:
Noninterest-bearing	14,024	14,126	12,039
Interest-bearing	68,295	63,674	59,879
Total deposits	1,309,545	1,284,417	1,260,934
Federal funds purchased and securities loaned or sold under agreements to repurchase	176,865	189,790	170,291
Trading account liabilities	81,187	86,434	63,031
Derivative liabilities	34,300	31,781	39,480
Short-term borrowings	32,666	32,679	23,944
Accrued expenses and other liabilities (includes $777, $762 and $762 of reserve for unfunded lending commitments)	152,123	158,438	147,369
Long-term debt	227,402	228,666	216,823
Total liabilities	2,014,088	2,012,205	1,921,872
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,837,683, 3,837,683 and 3,887,329 shares	22,323	22,323	25,220
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,287,302,431, 10,457,473,674 and 10,052,625,604 shares	138,089	142,818	147,038
Retained earnings	113,816	112,996	101,225
Accumulated other comprehensive income (loss)	(7,082)	(6,168)	(7,288)
Total shareholders' equity	267,146	271,969	266,195
Total liabilities and shareholders' equity	$2,281,234	$2,284,174	$2,188,067

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$312	$122	$348
Long-term debt	9,873	9,457	10,646
All other liabilities	37	54	41
Total liabilities of consolidated variable interest entities	$10,222	$9,633	$11,035

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition
	December 31 2017	September 30 2017	December 31 2016
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$171,124	$176,094	$168,866
Tier 1 capital	191,572	196,438	190,315
Total capital	227,504	232,849	228,187
Risk-weighted assets	1,433,310	1,407,093	1,399,477
Common equity tier 1 capital ratio	11.9%	12.5%	12.1%
Tier 1 capital ratio	13.4	14.0	13.6
Total capital ratio	15.9	16.5	16.3

Advanced Approaches
Common equity tier 1 capital	$171,124	$176,094	$168,866
Tier 1 capital	191,572	196,438	190,315
Total capital	218,609	223,814	218,981
Risk-weighted assets	1,450,210	1,481,919	1,529,903
Common equity tier 1 capital ratio	11.8%	11.9%	11.0%
Tier 1 capital ratio	13.2	13.3	12.4
Total capital ratio	15.1	15.1	14.3

Leverage-based metrics (2)
Adjusted average assets	$2,224,710	$2,193,889	$2,131,121
Tier 1 leverage ratio	8.6%	9.0%	8.9%

Bank Holding Company Supplementary leverage exposure	$2,756,010	$2,742,256	$2,702,248
Bank Holding Company Supplementary leverage ratio	6.9%	7.1%	6.9%

Tangible equity ratio (3)	8.9	9.1	9.2
Tangible common equity ratio (3)	7.9	8.1	8.0

(1)
Regulatory capital ratios reflect the transition provisions of Basel 3. During the fourth quarter of 2017, we obtained approval from U.S. banking regulators to use our internal models methodology (IMM) to calculate counterparty credit risk-weighted assets for derivatives under the Advanced approaches.

(2)
The numerator of the supplementary leverage ratio and Tier 1 leverage ratio is quarter-end Basel 3 Tier 1 capital. The Tier 1 leverage ratio reflects the transition provisions of Basel 3, and the supplementary leverage ratio is calculated on a fully phased-in basis. The denominator of supplementary leverage exposure is total leverage exposure based on the daily average of the sum of on-balance sheet exposures less permitted Tier 1 deductions, as well as the simple average of certain off-balance sheet exposures, as of the end of each month in a quarter. Off-balance sheet exposures primarily include undrawn lending commitments, letters of credit, potential future derivative exposures and repo-style transactions.

(3)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 41-42.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2)
(Dollars in millions)
	December 31 2017	September 30 2017	December 31 2016
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition)	$171,124	$176,094	$168,866
Deferred tax assets arising from net operating loss and tax credit carryforwards phased in during transition	(1,296)	(1,357)	(3,318)
Accumulated OCI phased in during transition	(879)	(747)	(1,899)
Intangibles phased in during transition	(348)	(316)	(798)
Defined benefit pension fund assets phased in during transition	(228)	(187)	(341)
DVA related to liabilities and derivatives phased in during transition	239	158	276
Other adjustments and deductions phased in during transition	(75)	(77)	(57)
Common equity tier 1 capital (fully phased-in)	$168,537	$173,568	$162,729

Risk-weighted assets – As reported to Basel 3 (fully phased-in)
Basel 3 Standardized approach risk-weighted assets as reported	$1,433,310	$1,407,093	$1,399,477
Changes in risk-weighted assets from reported to fully phased-in	8,915	12,710	17,638
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	$1,442,225	$1,419,803	$1,417,115

Basel 3 Advanced approaches risk-weighted assets as reported	$1,450,210	$1,481,919	$1,529,903
Changes in risk-weighted assets from reported to fully phased-in	9,450	(21,768)	(18,113)
Basel 3 Advanced approaches risk-weighted assets (fully phased-in) (3)	$1,459,660	$1,460,151	$1,511,790

Regulatory capital ratios
Basel 3 Standardized approach common equity tier 1 (transition)	11.9%	12.5%	12.1%
Basel 3 Advanced approaches common equity tier 1 (transition)	11.8	11.9	11.0
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	11.7	12.2	11.5
Basel 3 Advanced approaches common equity tier 1 (fully phased-in) (3)	11.5	11.9	10.8

(1)
As an Advanced approaches institution, we are required to report regulatory capital risk-weighted assets and ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is to be used to assess capital adequacy, which is the Advanced approaches for the periods presented.

(2)	Fully phased-in estimates are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above.

(3)
During the fourth quarter of 2017, we obtained approval from U.S. banking regulators to use our internal models methodology (IMM) to calculate counterparty credit risk-weighted assets for derivatives under the Advanced approaches. Fully phased-in estimates for prior periods assumed approval.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2017			Third Quarter 2017			Fourth Quarter 2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$128,708	$336	1.04%	$127,835	$323	1.00%	$125,820	$145	0.46%
Time deposits placed and other short-term investments	12,979	68	2.06	12,503	68	2.17	9,745	39	1.57
Federal funds sold and securities borrowed or purchased under agreements to resell	224,490	732	1.29	223,585	659	1.17	218,200	315	0.57
Trading account assets	130,370	1,183	3.61	124,068	1,125	3.60	126,731	1,131	3.55
Debt securities	441,624	2,751	2.48	436,886	2,670	2.44	430,719	2,273	2.11
Loans and leases (1):
Residential mortgage	202,155	1,749	3.46	199,240	1,724	3.46	191,003	1,621	3.39
Home equity	59,059	641	4.32	61,225	664	4.31	68,021	618	3.63
U.S. credit card	93,531	2,299	9.75	91,602	2,253	9.76	89,521	2,105	9.35
Non-U.S. credit card (2)	—	—	—	—	—	—	9,051	192	8.43
Direct/Indirect consumer	93,547	693	2.94	93,510	678	2.88	93,527	598	2.54
Other consumer	2,566	31	4.71	2,762	28	4.07	2,462	25	3.99
Total consumer	450,858	5,413	4.78	448,339	5,347	4.74	453,585	5,159	4.53
U.S. commercial	297,851	2,598	3.46	293,203	2,542	3.44	283,491	2,119	2.97
Commercial real estate	58,983	571	3.84	59,044	552	3.71	57,540	453	3.13
Commercial lease financing	21,406	159	2.98	21,818	160	2.92	21,436	145	2.71
Non-U.S. commercial	98,692	680	2.73	95,725	676	2.80	92,344	589	2.54
Total commercial	476,932	4,008	3.34	469,790	3,930	3.32	454,811	3,306	2.89
Total loans and leases (2)	927,790	9,421	4.04	918,129	9,277	4.02	908,396	8,465	3.71
Other earning assets	84,087	826	3.91	76,496	775	4.02	64,501	731	4.52
Total earning assets (3)	1,950,048	15,317	3.12	1,919,502	14,897	3.09	1,884,112	13,099	2.77
Cash and due from banks	28,114			28,990			27,452
Other assets, less allowance for loan and lease losses	323,525			322,612			296,827
Total assets	$2,301,687			$2,271,104			$2,208,391

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)	The fourth quarter of 2016 includes assets of the Corporation's non-U.S. consumer credit card business, which was sold to a third party during the second quarter of 2017.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2017	Third Quarter 2017	Fourth Quarter 2016
Federal funds sold and securities borrowed or purchased under agreements to resell	$16	$8	$8
Debt securities	(2)	(5)	(19)
U.S. commercial loans and leases	(10)	(10)	(10)
Net hedge expense on assets	$4	$(7)	$(21)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Fourth Quarter 2017			Third Quarter 2017			Fourth Quarter 2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$54,090	$1	0.01%	$54,328	$1	0.01%	$50,132	$1	0.01%
NOW and money market deposit accounts	645,639	361	0.22	631,270	333	0.21	604,155	78	0.05
Consumer CDs and IRAs	42,595	29	0.28	44,239	31	0.27	47,625	32	0.27
Negotiable CDs, public funds and other deposits	39,200	133	1.35	38,119	101	1.05	34,904	53	0.60
Total U.S. interest-bearing deposits	781,524	524	0.27	767,956	466	0.24	736,816	164	0.09
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	1,844	5	0.96	2,259	5	0.97	2,918	4	0.48
Governments and official institutions	1,016	3	1.06	1,012	3	1.04	1,346	2	0.74
Time, savings and other	67,252	147	0.87	63,716	150	0.93	60,123	109	0.73
Total non-U.S. interest-bearing deposits	70,112	155	0.88	66,987	158	0.93	64,387	115	0.71
Total interest-bearing deposits	851,636	679	0.32	834,943	624	0.30	801,203	279	0.14
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	270,403	1,030	1.51	268,185	944	1.40	242,715	542	0.89
Trading account liabilities	49,643	314	2.51	48,390	319	2.62	38,308	240	2.49
Long-term debt	227,644	1,581	2.77	227,309	1,609	2.82	220,587	1,512	2.74
Total interest-bearing liabilities (1)	1,399,326	3,604	1.02	1,378,827	3,496	1.01	1,302,813	2,573	0.79
Noninterest-bearing sources:
Noninterest-bearing deposits	441,936			436,768			449,745
Other liabilities	187,263			182,271			186,094
Shareholders' equity	273,162			273,238			269,739
Total liabilities and shareholders' equity	$2,301,687			$2,271,104			$2,208,391
Net interest spread			2.10%			2.08%			1.98%
Impact of noninterest-bearing sources			0.29			0.28			0.25
Net interest income/yield on earning assets		$11,713	2.39%		$11,401	2.36%		$10,526	2.23%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Fourth Quarter 2017	Third Quarter 2017	Fourth Quarter 2016
NOW and money market deposit accounts	$—	$—	$—
Consumer CDs and IRAs	5	6	6
Negotiable CDs, public funds and other deposits	3	3	3
Banks located in non-U.S. countries	5	5	5
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	30	33	94
Long-term debt	(379)	(393)	(440)
Net hedge income on liabilities	$(336)	$(346)	$(332)
Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	2017			2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$127,431	$1,122	0.88%	$133,374	$605	0.45%
Time deposits placed and other short-term investments	12,112	241	1.99	9,026	140	1.55
Federal funds sold and securities borrowed or purchased under agreements to resell	222,818	2,390	1.07	216,161	1,118	0.52
Trading account assets	129,007	4,618	3.58	129,766	4,563	3.52
Debt securities	435,005	10,626	2.44	418,289	9,263	2.23
Loans and leases (1):
Residential mortgage	197,766	6,831	3.45	188,250	6,488	3.45
Home equity	62,260	2,608	4.19	71,760	2,713	3.78
U.S. credit card	91,068	8,791	9.65	87,905	8,170	9.29
Non-U.S. credit card (2)	3,929	358	9.12	9,527	926	9.72
Direct/Indirect consumer	93,374	2,622	2.81	91,853	2,296	2.50
Other consumer	2,628	112	4.23	2,295	75	3.26
Total consumer	451,025	21,322	4.73	451,590	20,668	4.58
U.S. commercial	292,452	9,765	3.34	276,887	8,101	2.93
Commercial real estate	58,502	2,116	3.62	57,547	1,773	3.08
Commercial lease financing	21,747	706	3.25	21,146	627	2.97
Non-U.S. commercial	95,005	2,566	2.70	93,263	2,337	2.51
Total commercial	467,706	15,153	3.24	448,843	12,838	2.86
Total loans and leases (2)	918,731	36,475	3.97	900,433	33,506	3.72
Other earning assets	76,957	3,032	3.94	59,775	2,762	4.62
Total earning assets (3)	1,922,061	58,504	3.04	1,866,824	51,957	2.78
Cash and due from banks	27,995			27,893
Other assets, less allowance for loan and lease losses	318,577			295,501
Total assets	$2,268,633			$2,190,218

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)	Includes assets of the Corporation's non-U.S. consumer credit card business, which was sold to a third party during the second quarter of 2017.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2017	2016
Federal funds sold and securities borrowed or purchased under agreements to resell	$49	$25
Debt securities	(54)	(150)
U.S. commercial loans and leases	(39)	(51)
Net hedge expense on assets	$(44)	$(176)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	2017			2016
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$53,783	$5	0.01%	$49,495	$5	0.01%
NOW and money market deposit accounts	628,647	873	0.14	589,737	294	0.05
Consumer CDs and IRAs	44,794	121	0.27	48,594	133	0.27
Negotiable CDs, public funds and other deposits	36,782	354	0.96	32,889	160	0.49
Total U.S. interest-bearing deposits	764,006	1,353	0.18	720,715	592	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,442	21	0.85	3,891	32	0.82
Governments and official institutions	1,006	10	0.95	1,437	9	0.64
Time, savings and other	62,386	547	0.88	59,183	382	0.65
Total non-U.S. interest-bearing deposits	65,834	578	0.88	64,511	423	0.66
Total interest-bearing deposits	829,840	1,931	0.23	785,226	1,015	0.13
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	273,097	3,538	1.30	251,236	2,350	0.94
Trading account liabilities	45,518	1,204	2.64	37,897	1,018	2.69
Long-term debt	225,133	6,239	2.77	228,617	5,578	2.44
Total interest-bearing liabilities (1)	1,373,588	12,912	0.94	1,302,976	9,961	0.76
Noninterest-bearing sources:
Noninterest-bearing deposits	439,956			437,335
Other liabilities	183,800			184,064
Shareholders' equity	271,289			265,843
Total liabilities and shareholders' equity	$2,268,633			$2,190,218
Net interest spread			2.10%			2.02%
Impact of noninterest-bearing sources			0.27			0.23
Net interest income/yield on earning assets		$45,592	2.37%		$41,996	2.25%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	2017	2016
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	22	23
Negotiable CDs, public funds and other deposits	13	13
Banks located in non-U.S. countries	19	13
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	243	500
Long-term debt	(1,728)	(2,615)
Net hedge income on liabilities	$(1,432)	$(2,067)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	December 31, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$194,119	$506	$(1,696)	$192,929
Agency-collateralized mortgage obligations	6,846	39	(81)	6,804
Commercial	13,864	28	(208)	13,684
Non-agency residential	2,410	267	(8)	2,669
Total mortgage-backed securities	217,239	840	(1,993)	216,086
U.S. Treasury and agency securities	54,523	18	(1,018)	53,523
Non-U.S. securities	6,669	9	(1)	6,677
Other taxable securities, substantially all asset-backed securities	5,699	73	(2)	5,770
Total taxable securities	284,130	940	(3,014)	282,056
Tax-exempt securities	20,541	138	(104)	20,575
Total available-for-sale debt securities	304,671	1,078	(3,118)	302,631
Other debt securities carried at fair value	12,273	252	(39)	12,486
Total debt securities carried at fair value	316,944	1,330	(3,157)	315,117
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	125,013	111	(1,825)	123,299
Total debt securities	$441,957	$1,441	$(4,982)	$438,416
Available-for-sale marketable equity securities (1)	$27	$—	$(2)	$25

	September 30, 2017
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$196,530	$850	$(1,186)	$196,194
Agency-collateralized mortgage obligations	7,021	73	(45)	7,049
Commercial	12,584	48	(168)	12,464
Non-agency residential	2,345	333	(21)	2,657
Total mortgage-backed securities	218,480	1,304	(1,420)	218,364
U.S. Treasury and agency securities	50,824	70	(626)	50,268
Non-U.S. securities	5,432	9	(1)	5,440
Other taxable securities, substantially all asset-backed securities	6,964	77	(3)	7,038
Total taxable securities	281,700	1,460	(2,050)	281,110
Tax-exempt securities	19,117	167	(92)	19,192
Total available-for-sale debt securities	300,817	1,627	(2,142)	300,302
Other debt securities carried at fair value	16,265	345	(48)	16,562
Total debt securities carried at fair value	317,082	1,972	(2,190)	316,864
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	122,345	267	(1,427)	121,185
Total debt securities	$439,427	$2,239	$(3,617)	$438,049
Available-for-sale marketable equity securities (1)	$22	$28	$—	$50

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	December 31 2017	September 30 2017
Mortgage-backed securities:
Agency-collateralized mortgage obligations	$5	$5
Non-agency residential	2,764	3,058
Total mortgage-backed securities	2,769	3,063
Non-U.S. securities (1)	9,488	13,260
Other taxable securities, substantially all asset-backed securities	229	239
Total	$12,486	$16,562

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Net interest income	$45,592	$41,996	$11,713	$11,401	$11,223	$11,255	$10,526
Total revenue, net of interest expense	88,277	84,601	20,687	22,079	23,066	22,445	20,224
Net interest yield	2.37%	2.25%	2.39%	2.36%	2.34%	2.39%	2.23%
Efficiency ratio	62.01	65.11	64.16	60.67	60.62	62.79	66.33

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 41-42.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,713	$6,353	$1,520	$2,719	$932	$189
Card income	1,555	1,355	43	135	24	(2)
Service charges	1,955	1,073	18	775	84	5
Investment and brokerage services	3,399	68	2,810	24	501	(4)
Investment banking income (loss)	1,418	—	71	811	596	(60)
Trading account profits	1,153	1	23	53	1,076	—
Mortgage banking income (loss)	(108)	80	1	—	2	(191)
Gains (losses) on sales of debt securities	(23)	—	—	—	—	(23)
Other income (loss)	(375)	24	197	501	180	(1,277)
Total noninterest income	8,974	2,601	3,163	2,299	2,463	(1,552)
Total revenue, net of interest expense (FTE basis)	20,687	8,954	4,683	5,018	3,395	(1,363)
Provision for credit losses	1,001	886	6	132	162	(185)
Noninterest expense	13,274	4,506	3,472	2,160	2,613	523
Income (loss) before income taxes (FTE basis)	6,412	3,562	1,205	2,726	620	(1,701)
Income tax expense (FTE basis)	4,047	1,365	463	1,046	210	963
Net income (loss)	$2,365	$2,197	$742	$1,680	$410	$(2,664)

Average
Total loans and leases	$927,790	$275,716	$157,063	$350,262	$73,552	$71,197
Total assets (1)	2,301,687	737,755	276,153	419,513	659,411	208,855
Total deposits	1,293,572	665,536	240,126	329,761	34,250	23,899
Period end
Total loans and leases	$936,749	$280,473	$159,378	$350,668	$76,778	$69,452
Total assets (1)	2,281,234	749,325	284,321	424,533	629,007	194,048
Total deposits	1,309,545	676,530	246,994	329,273	34,029	22,719

	Third Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$11,401	$6,212	$1,496	$2,642	$899	$152
Card income	1,429	1,243	40	124	22	—
Service charges	1,968	1,082	19	776	85	6
Investment and brokerage services	3,303	65	2,728	18	496	(4)
Investment banking income (loss)	1,477	—	100	806	624	(53)
Trading account profits	1,837	1	29	(5)	1,714	98
Mortgage banking income (loss)	(20)	142	1	—	—	(163)
Gains on sales of debt securities	125	—	—	—	—	125
Other income	559	29	207	626	61	(364)
Total noninterest income	10,678	2,562	3,124	2,345	3,002	(355)
Total revenue, net of interest expense (FTE basis)	22,079	8,774	4,620	4,987	3,901	(203)
Provision for credit losses	834	967	16	48	(6)	(191)
Noninterest expense	13,394	4,460	3,371	2,119	2,711	733
Income before income taxes (FTE basis)	7,851	3,347	1,233	2,820	1,196	(745)
Income tax expense (FTE basis)	2,427	1,260	464	1,062	440	(799)
Net income	$5,424	$2,087	$769	$1,758	$756	$54

Average
Total loans and leases	$918,129	$268,810	$154,333	$346,093	$72,347	$76,546
Total assets (1)	2,271,104	731,077	275,570	414,755	642,430	207,272
Total deposits	1,271,711	658,974	239,647	315,692	32,125	25,273
Period end
Total loans and leases	$927,117	$272,360	$155,871	$349,838	$76,225	$72,823
Total assets (1)	2,284,174	742,513	276,187	423,185	629,270	213,019
Total deposits	1,284,417	669,647	237,771	319,545	33,382	24,072

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,526	$5,465	$1,449	$2,418	$1,167	$27
Card income	1,502	1,290	38	117	12	45
Service charges	1,978	1,062	18	810	81	7
Investment and brokerage services	3,202	65	2,598	24	518	(3)
Investment banking income (loss)	1,222	—	47	654	554	(33)
Trading account profits	1,081	—	52	54	1,149	(174)
Mortgage banking income	519	207	1	—	—	311
Other income (loss)	194	22	174	472	(8)	(466)
Total noninterest income	9,698	2,646	2,928	2,131	2,306	(313)
Total revenue, net of interest expense (FTE basis)	20,224	8,111	4,377	4,549	3,473	(286)
Provision for credit losses	774	760	22	13	8	(29)
Noninterest expense	13,413	4,330	3,359	2,036	2,482	1,206
Income (loss) before income taxes (FTE basis)	6,037	3,021	996	2,500	983	(1,463)
Income tax expense (benefit) (FTE basis)	1,502	1,101	362	912	325	(1,198)
Net income (loss)	$4,535	$1,920	$634	$1,588	$658	$(265)

Average
Total loans and leases	$908,396	$253,602	$146,180	$337,828	$70,615	$100,171
Total assets (1)	2,208,391	686,985	291,761	403,625	595,275	230,745
Total deposits	1,250,948	617,967	256,629	315,359	33,775	27,218
Period end
Total loans and leases (2)	$915,897	$258,991	$148,179	$339,271	$72,743	$96,713
Total assets (1)	2,188,067	702,333	298,931	408,330	566,060	212,413
Total deposits	1,260,934	632,786	262,530	307,630	34,927	23,061

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

(2)	Includes $9.2 billion of non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet and in All Other at December 31, 2016.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$45,592	$24,307	$6,173	$10,504	$3,744	$864
Card income	5,902	5,070	153	518	92	69
Service charges	7,818	4,266	76	3,125	329	22
Investment and brokerage services	13,281	267	10,883	97	2,049	(15)
Investment banking income (loss)	6,011	—	318	3,471	2,476	(254)
Trading account profits	7,277	3	144	134	6,710	286
Mortgage banking income (loss)	224	481	4	—	2	(263)
Gains on sales of debt securities	255	—	—	—	—	255
Other income (loss)	1,917	127	839	2,150	549	(1,748)
Total noninterest income	42,685	10,214	12,417	9,495	12,207	(1,648)
Total revenue, net of interest expense (FTE basis)	88,277	34,521	18,590	19,999	15,951	(784)
Provision for credit losses	3,396	3,525	56	212	164	(561)
Noninterest expense	54,743	17,787	13,564	8,596	10,731	4,065
Income (loss) before income taxes (FTE basis)	30,138	13,209	4,970	11,191	5,056	(4,288)
Income tax expense (benefit) (FTE basis)	11,906	5,002	1,882	4,238	1,763	(979)
Net income (loss)	$18,232	$8,207	$3,088	$6,953	$3,293	$(3,309)

Average
Total loans and leases	$918,731	$266,058	$152,682	$346,089	$71,413	$82,489
Total assets (1)	2,268,633	725,406	281,517	416,038	638,674	206,998
Total deposits	1,269,796	653,320	245,559	312,859	32,864	25,194
Period end
Total loans and leases	$936,749	$280,473	$159,378	$350,668	$76,778	$69,452
Total assets (1)	2,281,234	749,325	284,321	424,533	629,007	194,048
Total deposits	1,309,545	676,530	246,994	329,273	34,029	22,719

	Year Ended December 31, 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$41,996	$21,290	$5,759	$9,471	$4,558	$918
Card income	5,851	4,935	150	503	74	189
Service charges	7,638	4,142	74	3,094	312	16
Investment and brokerage services	12,745	270	10,316	74	2,102	(17)
Investment banking income (loss)	5,241	2	227	2,884	2,296	(168)
Trading account profits	6,902	—	175	133	6,550	44
Mortgage banking income	1,853	960	3	—	1	889
Gains on sales of debt securities	490	—	—	—	—	490
Other income (loss)	1,885	132	946	2,286	197	(1,676)
Total noninterest income	42,605	10,441	11,891	8,974	11,532	(233)
Total revenue, net of interest expense (FTE basis)	84,601	31,731	17,650	18,445	16,090	685
Provision for credit losses	3,597	2,715	68	883	31	(100)
Noninterest expense	55,083	17,654	13,175	8,486	10,169	5,599
Income (loss) before income taxes (FTE basis)	25,921	11,362	4,407	9,076	5,890	(4,814)
Income tax expense (benefit) (FTE basis)	8,099	4,190	1,632	3,347	2,072	(3,142)
Net income (loss)	$17,822	$7,172	$2,775	$5,729	$3,818	$(1,672)

Average
Total loans and leases	$900,433	$245,808	$142,429	$333,820	$69,641	$108,735
Total assets (1)	2,190,218	668,375	291,478	396,737	585,341	248,287
Total deposits	1,222,561	599,651	256,425	304,741	34,250	27,494
Period end
Total loans and leases (2)	$915,897	$258,991	$148,179	$339,271	$72,743	$96,713
Total assets (1)	2,188,067	702,333	298,931	408,330	566,060	212,413
Total deposits	1,260,934	632,786	262,530	307,630	34,927	23,061

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

(2)	Includes $9.2 billion of non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet and in All Other at December 31, 2016.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Net interest income (FTE basis)	$24,307	$21,290	$6,353	$6,212	$5,961	$5,781	$5,465
Noninterest income:
Card income	5,070	4,935	1,355	1,243	1,248	1,224	1,290
Service charges	4,266	4,142	1,073	1,082	1,061	1,050	1,062
Mortgage banking income	481	960	80	142	140	119	207
All other income	397	404	93	95	99	110	87
Total noninterest income	10,214	10,441	2,601	2,562	2,548	2,503	2,646
Total revenue, net of interest expense (FTE basis)	34,521	31,731	8,954	8,774	8,509	8,284	8,111

Provision for credit losses	3,525	2,715	886	967	834	838	760

Noninterest expense	17,787	17,654	4,506	4,460	4,411	4,410	4,330
Income before income taxes (FTE basis)	13,209	11,362	3,562	3,347	3,264	3,036	3,021
Income tax expense (FTE basis)	5,002	4,190	1,365	1,260	1,233	1,144	1,101
Net income	$8,207	$7,172	$2,197	$2,087	$2,031	$1,892	$1,920

Net interest yield (FTE basis)	3.54%	3.38%	3.61%	3.56%	3.48%	3.50%	3.35%
Return on average allocated capital (1)	22	21	24	22	22	21	22
Efficiency ratio (FTE basis)	51.53	55.64	50.33	50.83	51.84	53.24	53.38

Balance Sheet
Average
Total loans and leases	$266,058	$245,808	$275,716	$268,810	$261,537	$257,945	$253,602
Total earning assets (2)	686,612	629,984	699,004	692,122	686,064	668,865	648,299
Total assets (2)	725,406	668,375	737,755	731,077	724,753	707,647	686,985
Total deposits	653,320	599,651	665,536	658,974	652,787	635,594	617,967
Allocated capital (1)	37,000	34,000	37,000	37,000	37,000	37,000	34,000

Period end
Total loans and leases	$280,473	$258,991	$280,473	$272,360	$265,938	$258,421	$258,991
Total earning assets (2)	709,832	662,698	709,832	703,277	696,350	694,883	662,698
Total assets (2)	749,325	702,333	749,325	742,513	735,176	734,087	702,333
Total deposits	676,530	632,786	676,530	669,647	662,678	661,607	632,786

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$24,307	$13,353	$10,954
Noninterest income:
Card income	5,070	8	5,062
Service charges	4,266	4,265	1
Mortgage banking income	481	—	481
All other income	397	391	6
Total noninterest income	10,214	4,664	5,550
Total revenue, net of interest expense (FTE basis)	34,521	18,017	16,504

Provision for credit losses	3,525	201	3,324

Noninterest expense	17,787	10,380	7,407
Income before income taxes (FTE basis)	13,209	7,436	5,773
Income tax expense (FTE basis)	5,002	2,816	2,186
Net income	$8,207	$4,620	$3,587

Net interest yield (FTE basis)	3.54%	2.05%	4.18%
Return on average allocated capital (1)	22	39	14
Efficiency ratio (FTE basis)	51.53	57.61	44.88

Balance Sheet
Average
Total loans and leases	$266,058	$5,084	$260,974
Total earning assets (2)	686,612	651,963	261,802
Total assets (2)	725,406	679,306	273,253
Total deposits	653,320	646,930	6,390
Allocated capital (1)	37,000	12,000	25,000

Year end
Total loans and leases	$280,473	$5,143	$275,330
Total earning assets (2)	709,832	675,485	275,742
Total assets (2)	749,325	703,330	287,390
Total deposits	676,530	670,802	5,728

	Year Ended December 31, 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$21,290	$10,701	$10,589
Noninterest income:
Card income	4,935	9	4,926
Service charges	4,142	4,141	1
Mortgage banking income	960	—	960
All other income	404	403	1
Total noninterest income	10,441	4,553	5,888
Total revenue, net of interest expense (FTE basis)	31,731	15,254	16,477

Provision for credit losses	2,715	174	2,541

Noninterest expense	17,654	9,677	7,977
Income before income taxes (FTE basis)	11,362	5,403	5,959
Income tax expense (FTE basis)	4,190	1,993	2,197
Net income	$7,172	$3,410	$3,762

Net interest yield (FTE basis)	3.38%	1.79%	4.37%
Return on average allocated capital (1)	21	28	17
Efficiency ratio (FTE basis)	55.64	63.44	48.41

Balance Sheet
Average
Total loans and leases	$245,808	$4,809	$240,999
Total earning assets (2)	629,984	598,043	242,445
Total assets (2)	668,375	624,592	254,287
Total deposits	599,651	592,417	7,234
Allocated capital (1)	34,000	12,000	22,000

Year end
Total loans and leases	$258,991	$4,938	$254,053
Total earning assets (2)	662,698	631,172	255,511
Total assets (2)	702,333	658,316	268,002
Total deposits	632,786	625,727	7,059

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$6,353	$3,548	$2,805
Noninterest income:
Card income	1,355	4	1,351
Service charges	1,073	1,072	1
Mortgage banking income	80	—	80
All other income (loss)	93	96	(3)
Total noninterest income	2,601	1,172	1,429
Total revenue, net of interest expense (FTE basis)	8,954	4,720	4,234

Provision for credit losses	886	53	833

Noninterest expense	4,506	2,677	1,829
Income before income taxes (FTE basis)	3,562	1,990	1,572
Income tax expense (FTE basis)	1,365	763	602
Net income	$2,197	$1,227	$970

Net interest yield (FTE basis)	3.61%	2.12%	4.10%
Return on average allocated capital (1)	24	41	15
Efficiency ratio (FTE basis)	50.33	56.73	43.20

Balance Sheet
Average
Total loans and leases	$275,716	$5,261	$270,455
Total earning assets (2)	699,004	664,054	271,129
Total assets (2)	737,755	691,610	282,324
Total deposits	665,536	659,238	6,298
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$280,473	$5,143	$275,330
Total earning assets (2)	709,832	675,485	275,742
Total assets (2)	749,325	703,330	287,390
Total deposits	676,530	670,802	5,728

	Third Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$6,212	$3,440	$2,772
Noninterest income:
Card income	1,243	1	1,242
Service charges	1,082	1,082	—
Mortgage banking income	142	—	142
All other income (loss)	95	97	(2)
Total noninterest income	2,562	1,180	1,382
Total revenue, net of interest expense (FTE basis)	8,774	4,620	4,154

Provision for credit losses	967	47	920

Noninterest expense	4,460	2,616	1,844
Income before income taxes (FTE basis)	3,347	1,957	1,390
Income tax expense (FTE basis)	1,260	737	523
Net income	$2,087	$1,220	$867

Net interest yield (FTE basis)	3.56%	2.08%	4.16%
Return on average allocated capital (1)	22	40	14
Efficiency ratio (FTE basis)	50.83	56.61	44.40

Balance Sheet
Average
Total loans and leases	$268,810	$5,079	$263,731
Total earning assets (2)	692,122	657,036	264,665
Total assets (2)	731,077	684,642	276,014
Total deposits	658,974	652,286	6,688
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$272,360	$5,060	$267,300
Total earning assets (2)	703,277	667,733	268,354
Total assets (2)	742,513	695,403	279,920
Total deposits	669,647	662,781	6,866

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Fourth Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,465	$2,761	$2,704
Noninterest income:
Card income	1,290	1	1,289
Service charges	1,062	1,062	—
Mortgage banking income	207	—	207
All other income (loss)	87	92	(5)
Total noninterest income	2,646	1,155	1,491
Total revenue, net of interest expense (FTE basis)	8,111	3,916	4,195

Provision for credit losses	760	42	718

Noninterest expense	4,330	2,450	1,880
Income before income taxes (FTE basis)	3,021	1,424	1,597
Income tax expense (FTE basis)	1,101	519	582
Net income	$1,920	$905	$1,015

Net interest yield (FTE basis)	3.35%	1.78%	4.30%
Return on average allocated capital (1)	22	30	18
Efficiency ratio (FTE basis)	53.38	62.56	44.82

Balance Sheet
Average
Total loans and leases	$253,602	$4,874	$248,728
Total earning assets (2)	648,299	616,297	250,115
Total assets (2)	686,985	642,837	262,261
Total deposits	617,967	610,533	7,434
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$258,991	$4,938	$254,053
Total earning assets (2)	662,698	631,172	255,511
Total assets (2)	702,333	658,316	268,002
Total deposits	632,786	625,727	7,059

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Average deposit balances
Checking	$326,222	$295,369	$334,331	$329,048	$325,503	$315,772	$306,598
Savings	52,133	47,882	52,466	52,687	52,809	50,544	48,549
MMS	231,572	209,638	236,909	234,288	230,363	224,563	217,394
CDs and IRAs	40,470	43,955	38,732	40,067	41,196	41,923	42,592
Non-U.S. and other	2,923	2,807	3,098	2,884	2,916	2,792	2,834
Total average deposit balances	$653,320	$599,651	$665,536	$658,974	$652,787	$635,594	$617,967

Deposit spreads (excludes noninterest costs)
Checking	2.00%	1.95%	2.03%	2.01%	2.03%	1.94%	1.92%
Savings	2.30	2.25	2.34	2.35	2.30	2.21	2.21
MMS	1.58	1.24	1.70	1.66	1.71	1.24	1.22
CDs and IRAs	1.43	0.98	1.55	1.48	1.41	1.29	1.17
Non-U.S. and other	1.37	0.83	1.56	1.45	1.31	1.16	1.00
Total deposit spreads	1.84	1.65	1.91	1.88	1.89	1.67	1.64

Client brokerage assets	$177,045	$144,696	$177,045	$167,274	$159,131	$153,786	$144,696

Digital banking active users (units in thousands) (1)	34,855	32,942	34,855	34,472	33,971	33,702	32,942
Mobile banking active users (units in thousands)	24,238	21,648	24,238	23,572	22,898	22,217	21,648
Financial centers	4,470	4,579	4,470	4,511	4,542	4,559	4,579
ATMs	16,039	15,928	16,039	15,973	15,972	15,939	15,928

Total U.S. credit card (2)
Loans
Average credit card outstandings	$91,068	$87,905	$93,531	$91,602	$89,464	$89,628	$89,521
Ending credit card outstandings	96,274	92,278	96,274	92,602	90,776	88,552	92,278
Credit quality
Net charge-offs	$2,513	$2,269	$655	$612	$640	$606	$566
	2.76%	2.58%	2.78%	2.65%	2.87%	2.74%	2.52%
30+ delinquency	$1,847	$1,595	$1,847	$1,657	$1,550	$1,580	$1,595
	1.92%	1.73%	1.92%	1.79%	1.71%	1.78%	1.73%
90+ delinquency	$900	$782	$900	$810	$772	$801	$782
	0.93%	0.85%	0.93%	0.87%	0.85%	0.90%	0.85%
Other Total U.S. credit card indicators (2)
Gross interest yield	9.65%	9.29%	9.75%	9.76%	9.54%	9.55%	9.35%
Risk adjusted margin	8.67	9.04	8.74	8.63	8.40	8.89	9.20
New accounts (in thousands)	4,939	4,979	1,138	1,315	1,302	1,184	1,134
Purchase volumes	$244,753	$226,432	$65,523	$62,244	$61,665	$55,321	$61,020

Debit card data
Purchase volumes	$298,641	$285,612	$77,912	$74,769	$75,349	$70,611	$73,296

For footnotes see page 23.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Loan production (3):
Total (4):
First mortgage	$50,581	$64,153	$12,705	$13,183	$13,251	$11,442	$18,351
Home equity	16,924	15,214	4,053	4,133	4,685	4,053	3,565
Consumer Banking:
First mortgage	$34,065	$44,510	$8,386	$9,044	$9,006	$7,629	$12,303
Home equity	15,199	13,675	3,595	3,722	4,215	3,667	3,140

Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$2,278	$2,680	$1,889	$1,996	$2,129	$2,278	$2,012
Net additions	56	91	12	(5)	14	35	(36)
Amortization of expected cash flows (5)	(564)	(649)	(135)	(140)	(142)	(147)	(156)
Other changes in mortgage servicing rights fair value (6)	22	156	26	38	(5)	(37)	458
Balance, end of period (7)	$1,792	$2,278	$1,792	$1,889	$1,996	$2,129	$2,278

Capitalized mortgage servicing rights (% of loans serviced for investors in bps)	70	74	70	71	70	72	74
Mortgage loans serviced for investors (in billions)	$256	$307	$256	$267	$284	$296	$307

Mortgage banking income
Consumer Banking mortgage banking income
Total production income	$202	$663	$17	$64	$67	$54	$131
Net servicing income
Servicing fees	588	708	138	143	150	157	166
Other net servicing income	(309)	(411)	(75)	(65)	(77)	(92)	(90)
Total net servicing income	279	297	63	78	73	65	76
Total Consumer Banking mortgage banking income	481	960	80	142	140	119	207
Other mortgage banking income (predominately in All Other) (8)
Net servicing income (loss)	125	926	30	48	62	(15)	288
Other (includes representations and warranties provision)	(382)	(33)	(218)	(210)	28	18	24
Total other mortgage banking income (predominately in All Other)	(257)	893	(188)	(162)	90	3	312
Total consolidated mortgage banking income	$224	$1,853	$(108)	$(20)	$230	$122	$519

(1)
Digital users represents mobile and/or online users across consumer businesses; historical information has been restated primarily due to the sale of the Corporation's non-U.S. consumer credit card business to a third party during the second quarter of 2017.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is primarily in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(5)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(6)	These amounts reflect the changes in modeled MSR fair value primarily due to observed changes in interest rates, periodic adjustments to the valuation model and changes in cash flow assumptions.

(7)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(8)	Amounts for other mortgage banking income are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Net interest income (FTE basis)	$6,173	$5,759	$1,520	$1,496	$1,597	$1,560	$1,449
Noninterest income:
Investment and brokerage services	10,883	10,316	2,810	2,728	2,697	2,648	2,598
All other income	1,534	1,575	353	396	401	384	330
Total noninterest income	12,417	11,891	3,163	3,124	3,098	3,032	2,928
Total revenue, net of interest expense (FTE basis)	18,590	17,650	4,683	4,620	4,695	4,592	4,377

Provision for credit losses	56	68	6	16	11	23	22

Noninterest expense	13,564	13,175	3,472	3,371	3,392	3,329	3,359
Income before income taxes (FTE basis)	4,970	4,407	1,205	1,233	1,292	1,240	996
Income tax expense (FTE basis)	1,882	1,632	463	464	488	467	362
Net income	$3,088	$2,775	$742	$769	$804	$773	$634

Net interest yield (FTE basis)	2.32%	2.09%	2.32%	2.29%	2.41%	2.28%	2.09%
Return on average allocated capital (1)	22	21	21	22	23	22	19
Efficiency ratio (FTE basis)	72.96	74.65	74.14	72.95	72.24	72.51	76.74

Balance Sheet
Average
Total loans and leases	$152,682	$142,429	$157,063	$154,333	$150,812	$148,405	$146,180
Total earning assets (2)	265,670	275,799	259,550	259,564	265,845	277,989	276,172
Total assets (2)	281,517	291,478	276,153	275,570	281,167	293,432	291,761
Total deposits	245,559	256,425	240,126	239,647	245,329	257,386	256,629
Allocated capital (1)	14,000	13,000	14,000	14,000	14,000	14,000	13,000

Period end
Total loans and leases	$159,378	$148,179	$159,378	$155,871	$153,468	$149,110	$148,179
Total earning assets (2)	267,026	283,151	267,026	259,548	258,744	275,214	283,151
Total assets (2)	284,321	298,931	284,321	276,187	274,746	291,177	298,931
Total deposits	246,994	262,530	246,994	237,771	237,131	254,595	262,530

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Revenue by Business
Merrill Lynch Global Wealth Management	$15,288	$14,486	$3,836	$3,796	$3,874	$3,782	$3,600
U.S. Trust	3,295	3,075	845	822	819	809	775
Other (1)	7	89	2	2	2	1	2
Total revenue, net of interest expense (FTE basis)	$18,590	$17,650	$4,683	$4,620	$4,695	$4,592	$4,377

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,305,664	$2,102,175	$2,305,664	$2,245,499	$2,196,238	$2,167,536	$2,102,175
U.S. Trust	446,199	406,392	446,199	430,684	421,180	417,841	406,392
Total client balances	$2,751,863	$2,508,567	$2,751,863	$2,676,183	$2,617,418	$2,585,377	$2,508,567

Client Balances by Type, at period end
Assets under management (2)	$1,080,747	$886,148	$1,080,747	$1,036,048	$990,709	$946,778	$886,148
Brokerage assets	1,125,282	1,085,826	1,125,282	1,112,178	1,104,775	1,106,109	1,085,826
Assets in custody	136,708	123,066	136,708	131,680	128,538	126,086	123,066
Deposits	246,994	262,530	246,994	237,771	237,131	254,595	262,530
Loans and leases (3)	162,132	150,997	162,132	158,506	156,265	151,809	150,997
Total client balances	$2,751,863	$2,508,567	$2,751,863	$2,676,183	$2,617,418	$2,585,377	$2,508,567

Assets Under Management Rollforward
Assets under management, beginning balance	$886,148	$900,863	$1,036,048	$990,709	$946,778	$886,148	$871,026
Net client flows (4)	95,707	30,582	18,228	20,749	27,516	29,214	18,934
Market valuation/other (1)	98,892	(45,297)	26,471	24,590	16,415	31,416	(3,812)
Total assets under management, ending balance	$1,080,747	$886,148	$1,080,747	$1,036,048	$990,709	$946,778	$886,148

Associates, at period end (5, 6)
Number of financial advisors	17,355	16,820	17,355	17,221	17,017	16,678	16,820
Total wealth advisors, including financial advisors	19,238	18,678	19,238	19,108	18,881	18,538	18,678
Total primary sales professionals, including financial advisors and wealth advisors	20,341	19,629	20,341	20,115	19,863	19,536	19,629

Merrill Lynch Global Wealth Management Metric (6)
Financial advisor productivity (7) (in thousands)	$1,005	$974	$994	$994	$1,040	$993	$960

U.S. Trust Metric, at period end (6)
Primary sales professionals	1,714	1,677	1,714	1,696	1,665	1,662	1,677

(1)
Includes the results of BofA Global Capital Management, the cash management division of Bank of America, and certain administrative items. Also reflects the sale to a third party of approximately $80 billion of BofA Global Capital Management's AUM in 2016.

(2)	Defined as managed assets under advisory and/or discretion of GWIM.

(3)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(4)	For the year ended December 31, 2016, net client flows includes $8.0 billion of net outflows related to BofA Global Capital Management's AUM that were sold in 2016.

(5)
Includes financial advisors in the Consumer Banking segment of 2,402, 2,267, 2,206, 2,121 and 2,200 at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

(6)	Associate computation is based on headcount.

(7)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue, excluding the allocation of certain ALM activities, divided by the total average number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Net interest income (FTE basis)	$10,504	$9,471	$2,719	$2,642	$2,541	$2,602	$2,418
Noninterest income:
Service charges	3,125	3,094	775	776	809	765	810
Investment banking fees	3,471	2,884	811	806	929	925	654
All other income	2,899	2,996	713	763	760	663	667
Total noninterest income	9,495	8,974	2,299	2,345	2,498	2,353	2,131
Total revenue, net of interest expense (FTE basis)	19,999	18,445	5,018	4,987	5,039	4,955	4,549

Provision for credit losses	212	883	132	48	15	17	13

Noninterest expense	8,596	8,486	2,160	2,119	2,154	2,163	2,036
Income before income taxes (FTE basis)	11,191	9,076	2,726	2,820	2,870	2,775	2,500
Income tax expense (FTE basis)	4,238	3,347	1,046	1,062	1,084	1,046	912
Net income	$6,953	$5,729	$1,680	$1,758	$1,786	$1,729	$1,588

Net interest yield (FTE basis)	2.93%	2.76%	3.00%	2.94%	2.85%	2.93%	2.76%
Return on average allocated capital (1)	17	15	17	17	18	18	17
Efficiency ratio (FTE basis)	42.98	46.01	43.02	42.52	42.72	43.66	44.76

Balance Sheet
Average
Total loans and leases	$346,089	$333,820	$350,262	$346,093	$345,063	$342,857	$337,828
Total earning assets (2)	358,302	342,859	359,199	357,014	357,407	359,605	348,632
Total assets (2)	416,038	396,737	419,513	414,755	413,950	415,908	403,625
Total deposits	312,859	304,741	329,761	315,692	300,483	305,197	315,359
Allocated capital (1)	40,000	37,000	40,000	40,000	40,000	40,000	37,000

Period end
Total loans and leases	$350,668	$339,271	$350,668	$349,838	$344,457	$344,452	$339,271
Total earning assets (2)	365,560	350,110	365,560	364,591	353,649	360,288	350,110
Total assets (2)	424,533	408,330	424,533	423,185	410,580	416,763	408,330
Total deposits	329,273	307,630	329,273	319,545	303,205	297,163	307,630

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Investment Banking fees (1)
Advisory (2)	$1,557	$1,156	$381	$321	$465	$390	$243
Debt issuance	1,506	1,407	336	397	361	412	347
Equity issuance	408	321	94	88	103	123	64
Total Investment Banking fees (3)	$3,471	$2,884	$811	$806	$929	$925	$654

Business Lending
Corporate	$4,387	$4,285	$1,065	$1,127	$1,093	$1,102	$1,016
Commercial	4,280	4,139	1,094	1,090	1,052	1,044	1,011
Business Banking	404	376	103	101	99	101	96
Total Business Lending revenue	$9,071	$8,800	$2,262	$2,318	$2,244	$2,247	$2,123

Global Transaction Services
Corporate	$3,322	$2,996	$852	$840	$833	$797	$826
Commercial	3,017	2,718	800	758	752	707	682
Business Banking	849	740	224	217	211	197	190
Total Global Transaction Services revenue	$7,188	$6,454	$1,876	$1,815	$1,796	$1,701	$1,698

Average deposit balances
Interest-bearing	$87,390	$70,292	$106,537	$94,232	$77,490	$70,831	$73,141
Noninterest-bearing	225,469	234,449	223,224	221,460	222,993	234,366	242,218
Total average deposits	$312,859	$304,741	$329,761	$315,692	$300,483	$305,197	$315,359

Loan spread	1.58%	1.62%	1.56%	1.56%	1.56%	1.65%	1.57%

Provision for credit losses	$212	$883	$132	$48	$15	$17	$13

Credit quality (4, 5)
Reservable utilized criticized exposure	$12,038	$14,841	$12,038	$13,273	$14,074	$14,567	$14,841
	3.21%	4.08%	3.21%	3.55%	3.80%	3.95%	4.08%

Nonperforming loans, leases and foreclosed properties	$1,118	$1,528	$1,118	$1,123	$1,345	$1,527	$1,528
	0.32%	0.45%	0.32%	0.32%	0.39%	0.44%	0.45%

Average loans and leases by product
U.S. commercial	$199,620	$190,419	$201,432	$197,841	$200,577	$198,620	$194,692
Non-U.S. commercial	74,657	72,349	77,339	76,226	72,729	72,261	71,888
Commercial real estate	49,097	48,870	49,194	49,247	49,122	48,818	48,741
Commercial lease financing	22,713	22,176	22,297	22,778	22,634	23,152	22,505
Other	2	6	—	1	1	6	2
Total average loans and leases	$346,089	$333,820	$350,262	$346,093	$345,063	$342,857	$337,828

Total Corporation Investment Banking fees
Advisory (2)	$1,691	$1,269	$429	$374	$483	$405	$262
Debt issuance	3,635	3,276	846	962	901	926	810
Equity issuance	940	864	204	193	231	312	183
Total investment banking fees including self-led deals	6,266	5,409	1,479	1,529	1,615	1,643	1,255
Self-led deals	(255)	(168)	(61)	(52)	(83)	(59)	(33)
Total Investment Banking fees	$6,011	$5,241	$1,418	$1,477	$1,532	$1,584	$1,222

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Year Ended December 31, 2017
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.0%	3	8.3%
Announced mergers and acquisitions	5	16.4	5	19.9
Equity capital markets	5	5.0	4	9.2
Debt capital markets	3	6.3	3	10.2
High-yield corporate debt	4	6.8	2	9.3
Leveraged loans	2	8.0	2	9.9
Mortgage-backed securities	2	10.3	4	11.1
Asset-backed securities	2	11.5	2	14.3
Convertible debt	4	5.5	2	13.8
Common stock underwriting	5	4.9	4	8.4
Investment-grade corporate debt	1	6.3	2	11.8
Syndicated loans	1	9.1	1	12.5
Source: Dealogic data as of January 2, 2018. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in net investment banking revenue reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities	Debt capital markets
Convertible debt

Top 3 rankings excluding self-led deals:

Global:	Leveraged loans, Mortgage-backed securities, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Debt capital markets

U.S.:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Debt capital markets

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Net interest income (FTE basis)	$3,744	$4,558	$932	$899	$864	$1,049	$1,167
Noninterest income:
Investment and brokerage services	2,049	2,102	501	496	521	531	518
Investment banking fees	2,476	2,296	596	624	590	666	554
Trading account profits	6,710	6,550	1,076	1,714	1,743	2,177	1,149
All other income	972	584	290	168	229	285	85
Total noninterest income	12,207	11,532	2,463	3,002	3,083	3,659	2,306
Total revenue, net of interest expense (FTE basis) (1)	15,951	16,090	3,395	3,901	3,947	4,708	3,473

Provision for credit losses	164	31	162	(6)	25	(17)	8

Noninterest expense	10,731	10,169	2,613	2,711	2,650	2,757	2,482
Income before income taxes (FTE basis)	5,056	5,890	620	1,196	1,272	1,968	983
Income tax expense (FTE basis)	1,763	2,072	210	440	442	671	325
Net income	$3,293	$3,818	$410	$756	$830	$1,297	$658

Return on average allocated capital (2)	9%	10%	5%	9%	10%	15%	7%
Efficiency ratio (FTE basis)	67.28	63.21	77.01	69.48	67.12	58.56	71.45

Balance Sheet
Average
Total trading-related assets (3)	$441,812	$412,905	$449,737	$442,283	$452,563	$422,359	$417,184
Total loans and leases	71,413	69,641	73,552	72,347	69,638	70,064	70,615
Total earning assets (3)	449,441	423,579	464,171	446,754	456,588	429,906	430,600
Total assets	638,674	585,341	659,411	642,430	645,227	607,010	595,275
Total deposits	32,864	34,250	34,250	32,125	31,919	33,158	33,775
Allocated capital (2)	35,000	37,000	35,000	35,000	35,000	35,000	37,000

Period end
Total trading-related assets (3)	$419,375	$380,562	$419,375	$426,371	$436,193	$418,259	$380,562
Total loans and leases	76,778	72,743	76,778	76,225	73,973	71,053	72,743
Total earning assets (3)	449,314	397,022	449,314	441,656	448,613	425,582	397,022
Total assets	629,007	566,060	629,007	629,270	633,193	604,014	566,060
Total deposits	34,029	34,927	34,029	33,382	33,363	33,629	34,927

Trading-related assets (average)
Trading account securities	$216,996	$185,135	$225,330	$216,988	$221,569	$203,866	$188,729
Reverse repurchases	101,795	89,715	107,125	101,556	101,551	96,835	91,198
Securities borrowed	82,210	87,286	77,580	81,950	88,041	81,312	90,643
Derivative assets	40,811	50,769	39,702	41,789	41,402	40,346	46,614
Total trading-related assets (3)	$441,812	$412,905	$449,737	$442,283	$452,563	$422,359	$417,184

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 30.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Sales and trading revenue (1)
Fixed income, currency and commodities	$8,665	$9,373	$1,597	$2,152	$2,106	$2,810	$1,866
Equities	4,112	4,017	942	977	1,104	1,089	945
Total sales and trading revenue	$12,777	$13,390	$2,539	$3,129	$3,210	$3,899	$2,811

Sales and trading revenue, excluding debit valuation adjustment (2)
Fixed income, currency and commodities	$9,059	$9,611	$1,709	$2,166	$2,254	$2,930	$1,964
Equities	4,146	4,017	948	984	1,115	1,099	948
Total sales and trading revenue, excluding debit valuation adjustment	$13,205	$13,628	$2,657	$3,150	$3,369	$4,029	$2,912

Sales and trading revenue breakdown
Net interest income	$3,260	$4,155	$805	$777	$749	$929	$1,061
Commissions	2,017	2,071	492	487	514	524	510
Trading	6,706	6,547	1,075	1,712	1,743	2,176	1,147
Other	794	617	167	153	204	270	93
Total sales and trading revenue	$12,777	$13,390	$2,539	$3,129	$3,210	$3,899	$2,811

(1)
Includes Global Banking sales and trading revenue of $236 million and $406 million for the years ended December 31, 2017 and 2016; $61 million, $61 million, $56 million and $58 million for the fourth, third, second and first quarters of 2017, respectively, and $68 million for the fourth quarter of 2016.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016
Net interest income (FTE basis)	$864	$918	$189	$152	$260	$263	$27
Noninterest income:
Card income	69	189	(2)	—	29	42	45
Mortgage banking income (loss)	(263)	889	(191)	(163)	89	2	311
Gains on sales of debt securities	255	490	(23)	125	101	52	—
All other income (loss)	(1,709)	(1,801)	(1,336)	(317)	397	(453)	(669)
Total noninterest income	(1,648)	(233)	(1,552)	(355)	616	(357)	(313)
Total revenue, net of interest expense (FTE basis)	(784)	685	(1,363)	(203)	876	(94)	(286)

Provision for credit losses	(561)	(100)	(185)	(191)	(159)	(26)	(29)

Noninterest expense	4,065	5,599	523	733	1,375	1,434	1,206
Loss before income taxes (FTE basis)	(4,288)	(4,814)	(1,701)	(745)	(340)	(1,502)	(1,463)
Income tax expense (benefit) (FTE basis)	(979)	(3,142)	963	(799)	5	(1,148)	(1,198)
Net income (loss)	$(3,309)	$(1,672)	$(2,664)	$54	$(345)	$(354)	$(265)

Balance Sheet
Average
Total loans and leases	$82,489	$108,735	$71,197	$76,546	$87,667	$94,873	$100,171
Total assets (2)	206,998	248,287	208,855	207,272	204,196	207,652	230,745
Total deposits	25,194	27,494	23,899	25,273	26,320	25,297	27,218

Period end
Total loans and leases (3)	$69,452	$96,713	$69,452	$72,823	$78,830	$92,711	$96,713
Total assets (4)	194,048	212,413	194,048	213,019	201,019	201,753	212,413
Total deposits	22,719	23,061	22,719	24,072	26,603	25,147	23,061

(1)
All Other consists of ALM activities, equity investments, non-core mortgage loans and servicing activities, the net impact of periodic revisions to the MSR valuation model for both core and non-core MSRs and the related economic hedge results and ineffectiveness, other liquidating businesses, residual expense allocations and other. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as Global Principal Investments, which is comprised of a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $515.6 billion and $500.0 billion for the years ended December 31, 2017 and 2016; $508.6 billion, $510.1 billion, $521.8 billion, $522.0 billion and $506.5 billion for the fourth, third, second, and first quarters of 2017, respectively, and the fourth quarter of 2016.

(3)
Includes $9.5 billion and $9.2 billion of non-U.S. credit card loans, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017 and December 31, 2016. During the second quarter of 2017, the Corporation sold its non-U.S. consumer credit card business.

(4)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $520.4 billion, $515.0 billion, $517.7 billion, $543.4 billion and $518.7 billion at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2017	September 30 2017	December 31 2016
Consumer
Residential mortgage (1)	$203,811	$199,446	$191,797
Home equity	57,744	59,752	66,443
U.S. credit card	96,285	92,602	92,278
Non-U.S. credit card (2)	—	—	9,214
Direct/Indirect consumer (3)	93,830	93,391	94,089
Other consumer (4)	2,678	2,424	2,499
Total consumer loans excluding loans accounted for under the fair value option	454,348	447,615	456,320
Consumer loans accounted for under the fair value option (5)	928	978	1,051
Total consumer	455,276	448,593	457,371

Commercial
U.S. commercial (6)	298,485	296,280	283,365
Non-U.S. commercial	97,792	95,896	89,397
Commercial real estate (7)	58,298	59,628	57,355
Commercial lease financing	22,116	21,413	22,375
Total commercial loans excluding loans accounted for under the fair value option	476,691	473,217	452,492
Commercial loans accounted for under the fair value option (5)	4,782	5,307	6,034
Total commercial	481,473	478,524	458,526
Less: Loans of business held for sale (8)	—	—	(9,214)
Total loans and leases	$936,749	$927,117	$906,683

(1)
Includes pay option loans of $1.4 billion, $1.5 billion and $1.8 billion at December 31, 2017, September 30, 2017 and December 31, 2016, respectively. The Corporation no longer originates pay option loans.

(2)	During the second quarter of 2017, the Corporation sold its non-U.S. consumer credit card business.

(3)
Includes auto and specialty lending loans of $49.9 billion, $50.0 billion and $48.9 billion, unsecured consumer lending loans of $469 million, $484 million and $585 million, U.S. securities-based lending loans of $39.8 billion, $39.3 billion and $40.1 billion, non-U.S. consumer loans of $3.0 billion, $2.9 billion and $3.0 billion, student loans of $0, $0 and $497 million and other consumer loans of $684 million, $682 million and $1.1 billion at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(4)
Includes consumer finance loans of $0, $0 and $465 million, consumer leases of $2.5 billion, $2.3 billion and $1.9 billion and consumer overdrafts of $163 million, $160 million and $157 million at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(5)
Consumer loans accounted for under the fair value option were residential mortgage loans of $567 million, $615 million and $710 million and home equity loans of $361 million, $363 million and $341 million at December 31, 2017, September 30, 2017 and December 31, 2016, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.6 billion, $2.8 billion and $2.9 billion and non-U.S. commercial loans of $2.2 billion, $2.5 billion and $3.1 billion at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(6)
Includes U.S. small business commercial loans, including card-related products, of $13.6 billion, $13.6 billion and $13.0 billion at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(7)
Includes U.S. commercial real estate loans of $54.8 billion, $55.5 billion and $54.3 billion and non-U.S. commercial real estate loans of $3.5 billion, $4.2 billion and $3.1 billion at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(8)	Represents non-U.S. credit card loans, which were included in assets of business held for sale on the Consolidated Balance Sheet. See footnote 2 for more information.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$202,155	$73,137	$71,222	$—	$—	$57,796
Home equity	59,059	40,537	4,201	—	360	13,961
U.S. credit card	93,531	90,479	3,052	—	—	—
Direct/Indirect consumer	93,547	50,535	43,009	—	—	3
Other consumer	2,566	2,562	3	—	—	1
Total consumer	450,858	257,250	121,487	—	360	71,761

Commercial
U.S. commercial	297,851	18,448	32,035	201,432	45,719	217
Non-U.S. commercial	98,692	—	25	77,339	21,226	102
Commercial real estate	58,983	18	3,513	49,194	6,228	30
Commercial lease financing	21,406	—	3	22,297	19	(913)
Total commercial	476,932	18,466	35,576	350,262	73,192	(564)
Total loans and leases	$927,790	$275,716	$157,063	$350,262	$73,552	$71,197

	Third Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$199,240	$68,167	$69,518	$—	$—	$61,555
Home equity	61,225	41,585	4,395	—	364	14,881
U.S. credit card	91,602	88,614	2,988	—	—	—
Direct/Indirect consumer	93,510	50,067	42,989	—	—	454
Other consumer	2,762	2,349	5	1	—	407
Total consumer	448,339	250,782	119,895	1	364	77,297

Commercial
U.S. commercial	293,203	18,007	30,999	197,841	46,112	244
Non-U.S. commercial	95,725	1	24	76,226	19,437	37
Commercial real estate	59,044	20	3,412	49,247	6,328	37
Commercial lease financing	21,818	—	3	22,778	106	(1,069)
Total commercial	469,790	18,028	34,438	346,092	71,983	(751)
Total loans and leases	$918,129	$268,810	$154,333	$346,093	$72,347	$76,546

	Fourth Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$191,003	$53,967	$63,566	$2	$—	$73,468
Home equity	68,021	45,209	4,937	—	332	17,543
U.S. credit card	89,521	86,450	3,071	—	—	—
Non-U.S. credit card (1)	9,051	—	—	—	—	9,051
Direct/Indirect consumer	93,527	48,839	44,178	—	—	510
Other consumer	2,462	1,976	5	—	—	481
Total consumer	453,585	236,441	115,757	2	332	101,053

Commercial
U.S. commercial	283,491	17,140	27,579	194,692	43,778	302
Non-U.S. commercial	92,344	—	22	71,888	20,403	31
Commercial real estate	57,540	21	2,819	48,741	5,891	68
Commercial lease financing	21,436	—	3	22,505	211	(1,283)
Total commercial	454,811	17,161	30,423	337,826	70,283	(882)
Total loans and leases (1)	$908,396	$253,602	$146,180	$337,828	$70,615	$100,171

(1)
Non-U.S. credit card loans were included in assets of business held for sale on the Consolidated Balance Sheet. During the second quarter of 2017, the Corporation sold its non-U.S. consumer credit card business.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2017	September 30 2017	December 31 2016	December 31 2017	September 30 2017	December 31 2016
Asset managers and funds	$59,190	$57,231	$57,659	$91,092	$87,442	$85,561
Real estate (5)	61,940	64,030	61,203	83,773	85,351	83,658
Capital goods	36,705	35,919	34,278	70,417	67,385	64,202
Government and public education	48,684	46,537	45,694	58,067	56,494	54,626
Healthcare equipment and services	37,780	38,201	37,656	57,256	57,425	64,663
Finance companies	34,050	34,857	35,452	53,107	53,406	52,953
Retailing	26,117	27,136	25,577	48,796	48,847	49,082
Materials	24,001	24,463	22,578	47,386	47,546	44,357
Consumer services	27,191	27,446	27,413	43,605	42,410	42,523
Food, beverage and tobacco	23,252	23,471	19,669	42,815	42,650	37,145
Energy	16,345	16,251	19,686	36,765	36,629	39,231
Commercial services and supplies	22,100	22,137	21,241	35,496	35,448	35,360
Media	19,155	13,400	13,419	33,955	25,998	27,116
Global commercial banks	29,491	26,962	27,267	31,764	29,222	30,712
Transportation	21,704	21,781	19,805	29,946	30,124	27,483
Utilities	11,342	12,078	11,349	27,935	27,281	27,140
Individuals and trusts	18,549	18,860	16,364	25,097	24,728	21,764
Technology hardware and equipment	10,728	10,824	9,625	22,071	23,777	25,318
Vehicle dealers	16,896	15,924	16,053	20,361	19,818	19,425
Pharmaceuticals and biotechnology	5,653	7,568	5,539	18,623	20,231	18,910
Software and services	8,562	9,256	7,991	18,202	18,440	19,790
Consumer durables and apparel	8,859	8,878	8,112	17,296	17,207	15,794
Food and staples retailing	4,955	5,006	4,795	15,589	9,367	8,869
Automobiles and components	5,988	5,710	5,459	13,318	12,687	12,969
Telecommunication services	6,389	5,870	6,317	13,108	12,935	16,925
Insurance	6,411	6,731	7,406	12,990	13,021	13,936
Religious and social organizations	4,454	4,196	4,423	6,318	6,133	6,252
Financial markets infrastructure (clearinghouses)	688	649	656	2,403	2,446	3,107
Other	3,621	5,049	2,206	3,616	5,044	2,210
Total commercial credit exposure by industry	$600,800	$596,421	$574,892	$981,167	$959,492	$951,081

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $34.6 billion, $35.6 billion and $43.3 billion at December 31, 2017, September 30, 2017 and December 31, 2016, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $23.6 billion, $22.3 billion and $22.9 billion, which consists primarily of other marketable securities, at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(2)
Total utilized and total committed exposure includes loans of $4.8 billion, $5.3 billion and $6.0 billion and issued letters of credit with a notional amount of $232 million, $234 million and $284 million accounted for under the fair value option at December 31, 2017, September 30, 2017 and December 31, 2016, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $4.6 billion, $4.7 billion and $6.7 billion at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at December 31 2017	Hedges and Credit Default Protection (3)	Net Country Exposure at December 31 2017 (4)	Increase (Decrease) from September 30 2017
United Kingdom	$20,089	$14,906	$5,278	$1,962	$42,235	$(4,640)	$37,595	$(8,107)
Germany	12,572	9,856	1,061	1,102	24,591	(3,088)	21,503	(1,680)
Canada	7,037	7,645	2,016	2,579	19,277	(554)	18,723	(769)
China	13,634	728	746	1,058	16,166	(241)	15,925	1,742
Brazil	7,688	501	342	2,726	11,257	(541)	10,716	(871)
Australia	5,596	2,840	575	2,022	11,033	(444)	10,589	789
France	4,976	5,591	2,191	2,811	15,569	(5,026)	10,543	(947)
India	7,229	316	375	3,328	11,248	(751)	10,497	435
Japan	7,399	631	923	1,669	10,622	(1,532)	9,090	(7,546)
Hong Kong	6,925	187	585	1,056	8,753	(75)	8,678	392
Netherlands	5,357	3,212	650	930	10,149	(1,682)	8,467	(334)
South Korea	4,934	544	635	2,208	8,321	(420)	7,901	(80)
Singapore	3,571	312	504	1,953	6,340	(77)	6,263	99
Switzerland	3,792	2,810	274	184	7,060	(1,263)	5,797	496
Mexico	2,883	2,446	226	385	5,940	(453)	5,487	(1,360)
Italy	2,791	1,490	512	600	5,393	(1,147)	4,246	245
Belgium	2,440	1,184	82	511	4,217	(252)	3,965	62
United Arab Emirates	2,843	351	247	43	3,484	(97)	3,387	819
Spain	2,041	820	260	1,232	4,353	(1,245)	3,108	62
Turkey	2,761	83	66	82	2,992	(3)	2,989	(120)
Total top 20 non-U.S. countries exposure	$126,558	$56,453	$17,548	$28,441	$229,000	$(23,531)	$205,469	$(16,673)

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2017	September 30 2017	June 30 2017	March 31 2017	December 31 2016
Residential mortgage	$2,476	$2,518	$2,579	$2,729	$3,056
Home equity	2,644	2,691	2,681	2,796	2,918
Direct/Indirect consumer	46	43	19	19	28
Other consumer	—	—	3	2	2
Total consumer	5,166	5,252	5,282	5,546	6,004
U.S. commercial	814	863	1,039	1,246	1,256
Non-U.S. commercial	299	244	269	311	279
Commercial real estate	112	130	123	74	72
Commercial lease financing	24	26	28	37	36
	1,249	1,263	1,459	1,668	1,643
U.S. small business commercial	55	55	61	60	60
Total commercial	1,304	1,318	1,520	1,728	1,703
Total nonperforming loans and leases	6,470	6,570	6,802	7,274	7,707
Foreclosed properties (1)	288	299	325	363	377
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$6,758	$6,869	$7,127	$7,637	$8,084

Fully-insured home loans past due 30 days or more and still accruing	$4,466	$4,721	$4,970	$5,531	$6,397
Consumer credit card past due 30 days or more and still accruing (5)	1,847	1,657	1,550	1,717	1,725
Other loans past due 30 days or more and still accruing	3,845	3,885	3,428	4,170	4,894
Total loans past due 30 days or more and still accruing (3, 6, 7)	$10,158	$10,263	$9,948	$11,418	$13,016

Fully-insured home loans past due 90 days or more and still accruing	$3,230	$3,372	$3,699	$4,226	$4,793
Consumer credit card past due 90 days or more and still accruing (8)	900	810	772	872	848
Other loans past due 90 days or more and still accruing	285	220	199	270	246
Total loans past due 90 days or more and still accruing (3, 6, 7)	$4,415	$4,402	$4,670	$5,368	$5,887

Nonperforming loans, leases and foreclosed properties/Total assets (9)	0.30%	0.30%	0.32%	0.34%	0.37%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (9)	0.73	0.75	0.78	0.84	0.89
Nonperforming loans and leases/Total loans and leases (9)	0.69	0.71	0.75	0.80	0.85

Commercial utilized reservable criticized exposure (10)	$13,563	$14,824	$15,640	$16,068	$16,320
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (10)	2.65%	2.91%	3.13%	3.27%	3.35%
Total commercial utilized criticized exposure/Commercial utilized exposure (10)	2.58	2.93	3.14	3.19	3.24

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $801 million, $879 million, $1.0 billion, $1.1 billion and $1.2 billion at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	December 31 2017	September 30 2017	June 30 2017	March 31 2017	December 31 2016
Nonperforming loans held-for-sale	$341	$325	$267	$426	$264
Nonperforming loans accounted for under the fair value option	69	62	79	95	132
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	26	24	22	28	27

(5)
Includes $137 million and $130 million of non-U.S. credit card loans at March 31, 2017 and December 31, 2016, which were included in assets of business held for sale on the Consolidated Balance Sheet. During the second quarter of 2017, the Corporation sold its non-U.S. consumer credit card business.

(6)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $8 million, $42 million, $25 million, $137 million and $261 million at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively, and loans held-for-sale past due 90 days or more and still accruing of $0, $6 million, $0, $82 million and $182 million at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively. At December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, there were $32 million, $40 million, $37 million, $31 million and $38 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(7)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(8)	Includes $71 million and $66 million of non-U.S. credit card loans at March 31, 2017 and December 31, 2016, which were included in assets of business held for sale on the Consolidated Balance Sheet.

(9)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $5.7 billion, $6.3 billion, $7.3 billion, $7.5 billion and $7.1 billion at December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

(10)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$5,252	$5,282	$5,546	$6,004	$6,350
Additions	755	999	682	818	911
Reductions:
Paydowns and payoffs	(173)	(117)	(170)	(230)	(190)
Sales	(88)	(162)	(119)	(142)	(273)
Returns to performing status (2)	(337)	(347)	(368)	(386)	(408)
Charge-offs (3)	(193)	(346)	(259)	(240)	(269)
Transfers to foreclosed properties	(50)	(57)	(53)	(57)	(62)
Transfers (to) from loans held-for-sale	—	—	23	(221)	(55)
Total net reductions to nonperforming loans and leases	(86)	(30)	(264)	(458)	(346)
Total nonperforming consumer loans and leases, end of period	5,166	5,252	5,282	5,546	6,004
Foreclosed properties	236	259	285	328	363
Nonperforming consumer loans, leases and foreclosed properties, end of period	$5,402	$5,511	$5,567	$5,874	$6,367

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,318	$1,520	$1,728	$1,703	$1,999
Additions	444	412	288	472	258
Reductions:
Paydowns	(127)	(270)	(266)	(267)	(226)
Sales	(20)	(61)	(33)	(22)	(152)
Return to performing status (5)	(40)	(100)	(86)	(54)	(90)
Charge-offs	(143)	(145)	(85)	(82)	(84)
Transfers to foreclosed properties	(13)	—	(5)	(22)	(2)
Transfers to loans held-for-sale	(115)	(38)	(21)	—	—
Total net additions (reductions) to nonperforming loans and leases	(14)	(202)	(208)	25	(296)
Total nonperforming commercial loans and leases, end of period	1,304	1,318	1,520	1,728	1,703
Foreclosed properties	52	40	40	35	14
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,356	$1,358	$1,560	$1,763	$1,717

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 36.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Fourth Quarter 2017		Third Quarter 2017		Second Quarter 2017		First Quarter 2017		Fourth Quarter 2016
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (3)	$(16)	(0.03)%	$(82)	(0.16)%	$(19)	(0.04)%	$17	0.04%	$2	—%
Home equity	16	0.11	83	0.54	50	0.32	64	0.40	70	0.41
U.S. credit card	655	2.78	612	2.65	640	2.87	606	2.74	566	2.52
Non-U.S. credit card (4)	—	—	—	—	31	1.89	44	1.91	41	1.80
Direct/Indirect consumer	64	0.27	67	0.28	32	0.14	48	0.21	43	0.19
Other consumer	50	7.91	51	7.23	17	2.64	48	7.61	53	8.57
Total consumer	769	0.68	731	0.65	751	0.67	827	0.74	775	0.68
U.S. commercial (5)	56	0.08	80	0.11	52	0.08	44	0.06	29	0.04
Non-U.S. commercial	346	1.43	33	0.14	46	0.21	15	0.07	23	0.10
Commercial real estate	6	0.04	2	0.02	5	0.03	(4)	(0.03)	—	—
Commercial lease financing	5	0.09	(1)	(0.02)	1	0.01	—	—	2	0.05
	413	0.36	114	0.10	104	0.09	55	0.05	54	0.05
U.S. small business commercial	55	1.58	55	1.61	53	1.60	52	1.61	51	1.55
Total commercial	468	0.39	169	0.14	157	0.14	107	0.10	105	0.09
Total net charge-offs	$1,237	0.53	$900	0.39	$908	0.40	$934	0.42	$880	0.39

By Business Segment and All Other
Consumer Banking	$839	1.21%	$800	1.18%	$791	1.21%	$772	1.21%	$732	1.15%
Global Wealth & Investment Management	4	0.01	11	0.03	8	0.02	21	0.06	17	0.05
Global Banking	264	0.30	106	0.12	98	0.11	51	0.06	50	0.06
Global Markets	146	0.83	23	0.13	1	0.01	—	—	—	—
All Other (4)	(16)	(0.09)	(40)	(0.21)	10	0.05	90	0.39	81	0.33
Total net charge-offs	$1,237	0.53	$900	0.39	$908	0.40	$934	0.42	$880	0.39

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.54, 0.40, 0.41 and 0.42 for the fourth, third, second and first quarters of 2017, respectively, and 0.39 for the fourth quarter of 2016.

(2)
Excludes write-offs of purchased credit-impaired loans of $46 million, $73 million, $55 million and $33 million for the fourth, third, second and first quarters of 2017, respectively, and $70 million for the fourth quarter of 2016. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.55, 0.42, 0.43 and 0.43 for the fourth, third, second and first quarters of 2017, respectively, and 0.42 for the fourth quarter of 2016.

(3)
Includes loan sales recoveries of $3 million, $88 million, $3 million and $11 million for the fourth, third, second and first quarters of 2017, respectively, and $9 million for the fourth quarter of 2016.

(4)
Represents net charge-offs of non-U.S. credit card loans recorded in All Other, which were included in assets of business held for sale on the Consolidated Balance Sheet at March 31, 2017 and December 31, 2016. During the second quarter of 2017, the Corporation sold its non-U.S. consumer credit card business.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Year Ended December 31
	2017		2016
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (3)	$(100)	(0.05)%	$131	0.07%
Home equity	213	0.34	405	0.57
U.S. credit card	2,513	2.76	2,269	2.58
Non-U.S. credit card (4)	75	1.91	175	1.83
Direct/Indirect consumer	211	0.23	134	0.15
Other consumer	166	6.35	205	8.95
Total consumer	3,078	0.68	3,319	0.74
U.S. commercial (5)	232	0.08	184	0.07
Non-U.S. commercial	440	0.48	120	0.13
Commercial real estate	9	0.02	(31)	(0.05)
Commercial lease financing	5	0.02	21	0.10
	686	0.15	294	0.07
U.S. small business commercial	215	1.60	208	1.60
Total commercial	901	0.20	502	0.11
Total net charge-offs	$3,979	0.44	$3,821	0.43

By Business Segment and All Other
Consumer Banking	$3,202	1.20%	$2,896	1.18%
Global Wealth & Investment Management	44	0.03	48	0.03
Global Banking	519	0.15	291	0.09
Global Markets	170	0.25	9	0.01
All Other (4)	44	0.05	577	0.54
Total net charge-offs	$3,979	0.44	$3,821	0.43

(1)
Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total net charge-offs as a percentage of total average loans and leases outstanding were 0.44 for both of the years ended December 31, 2017 and 2016.

(2)
Excludes write-offs of purchased credit-impaired loans of $207 million and $340 million for the years ended December 31, 2017 and 2016. Including the write-offs of purchased credit-impaired loans, total net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.46 and 0.47 for the years ended December 31, 2017 and 2016.

(3)	Includes loan sales charge-offs (recoveries) of $(105) million and $26 million for the years ended December 31, 2017 and 2016.

(4)
Represents net charge-offs of non-U.S. credit card loans recorded in All Other, which were included in assets of business held for sale on the Consolidated Balance Sheet at December 31, 2016. During the second quarter of 2017, the Corporation sold its non-U.S. consumer credit card business.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2017			September 30, 2017			December 31, 2016
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$701	6.74%	0.34%	$813	7.60%	0.41%	$1,012	8.82%	0.53%
Home equity	1,019	9.80	1.76	1,219	11.40	2.04	1,738	15.14	2.62
U.S. credit card	3,368	32.41	3.50	3,263	30.52	3.52	2,934	25.56	3.18
Non-U.S.credit card (3)	—	—	—	—	—	—	243	2.12	2.64
Direct/Indirect consumer	262	2.52	0.28	255	2.38	0.27	244	2.13	0.26
Other consumer	33	0.32	1.22	32	0.30	1.32	51	0.44	2.01
Total consumer	5,383	51.79	1.18	5,582	52.20	1.25	6,222	54.21	1.36
U.S. commercial (4)	3,113	29.95	1.04	3,199	29.92	1.08	3,326	28.97	1.17
Non-U.S.commercial	803	7.73	0.82	812	7.59	0.85	874	7.61	0.98
Commercial real estate	935	9.00	1.60	956	8.94	1.60	920	8.01	1.60
Commercial lease financing	159	1.53	0.72	144	1.35	0.67	138	1.20	0.62
Total commercial (5)	5,010	48.21	1.05	5,111	47.80	1.08	5,258	45.79	1.16
Total allowance for loan and lease losses	10,393	100.00%	1.12	10,693	100.00%	1.16	11,480	100.00%	1.26
Less: Allowance included in assets of business held for sale (6)	—			—			(243)
Allowance for loan and lease losses	10,393			10,693			11,237
Reserve for unfunded lending commitments	777			762			762
Allowance for credit losses	$11,170			$11,455			$11,999

Asset Quality Indicators (6)
Allowance for loan and lease losses/Total loans and leases (2)		1.12%			1.16%			1.26%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 7)		1.10			1.14			1.24
Allowance for loan and lease losses/Total nonperforming loans and leases (8)		161			163			149
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (7, 8)		156			158			144
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (9)		2.12			3.00			3.28
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (7, 9)		2.06			2.91			3.16
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		2.04			2.77			3.04

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $567 million, $615 million and $710 million and home equity loans of $361 million, $363 million and $341 million at December 31, 2017, September 30, 2017 and December 31, 2016, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.6 billion, $2.8 billion and $2.9 billion and non-U.S. commercial loans of $2.2 billion, $2.5 billion and $3.1 billion at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $5.7 billion, $6.3 billion and $7.1 billion at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(3)	During the second quarter of 2017, the Corporation sold its non-U.S. consumer credit card business.

(4)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $439 million, $422 million and $416 million at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(5)	Includes allowance for loan and lease losses for impaired commercial loans of $190 million, $232 million and $273 million at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(6)
Indicators at December 31, 2016 include $243 million of non-U.S. credit card allowance and $9.2 billion of non-U.S. credit card loans, which were included in assets of business held for sale on the Consolidated Balance Sheet at December 31, 2016. See footnote 3 for more information.

(7)	Excludes valuation allowance on purchased credit-impaired loans of $289 million, $315 million and $419 million at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(8)
Allowance for loan and lease losses includes $4.0 billion, $3.9 billion and $4.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at December 31, 2017, September 30, 2017 and December 31, 2016, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 99 percent, 104 percent and 98 percent at December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

(9)
Net charge-offs exclude $46 million, $73 million and $70 million of write-offs in the purchased credit-impaired loan portfolio for the three months ended December 31, 2017, September 30, 2017 and December 31, 2016, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	40

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. Total revenue, net of interest expense, on a fully taxable-equivalent basis includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The Corporation presents related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

See the tables below and on page 42 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the years ended December 31, 2017 and 2016 and the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$44,667	$41,096	$11,462	$11,161	$10,986	$11,058	$10,292
Fully taxable-equivalent adjustment	925	900	251	240	237	197	234
Net interest income on a fully taxable-equivalent basis	$45,592	$41,996	$11,713	$11,401	$11,223	$11,255	$10,526

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$87,352	$83,701	$20,436	$21,839	$22,829	$22,248	$19,990
Fully taxable-equivalent adjustment	925	900	251	240	237	197	234
Total revenue, net of interest expense on a fully taxable-equivalent basis	$88,277	$84,601	$20,687	$22,079	$23,066	$22,445	$20,224

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$10,981	$7,199	$3,796	$2,187	$3,015	$1,983	$1,268
Fully taxable-equivalent adjustment	925	900	251	240	237	197	234
Income tax expense on a fully taxable-equivalent basis	$11,906	$8,099	$4,047	$2,427	$3,252	$2,180	$1,502

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$247,101	$241,187	$250,838	$249,214	$245,756	$242,480	$244,519
Goodwill	(69,286)	(69,750)	(68,954)	(68,969)	(69,489)	(69,744)	(69,745)
Intangible assets (excluding mortgage servicing rights)	(2,652)	(3,382)	(2,399)	(2,549)	(2,743)	(2,923)	(3,091)
Related deferred tax liabilities	1,463	1,644	1,344	1,465	1,506	1,539	1,580
Tangible common shareholders' equity	$176,626	$169,699	$180,829	$179,161	$175,030	$171,352	$173,263

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$271,289	$265,843	$273,162	$273,238	$270,977	$267,700	$269,739
Goodwill	(69,286)	(69,750)	(68,954)	(68,969)	(69,489)	(69,744)	(69,745)
Intangible assets (excluding mortgage servicing rights)	(2,652)	(3,382)	(2,399)	(2,549)	(2,743)	(2,923)	(3,091)
Related deferred tax liabilities	1,463	1,644	1,344	1,465	1,506	1,539	1,580
Tangible shareholders' equity	$200,814	$194,355	$203,153	$203,185	$200,251	$196,572	$198,483

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2017	Third Quarter 2017	Second Quarter 2017	First Quarter 2017	Fourth Quarter 2016
	2017	2016

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$244,823	$240,975	$244,823	$249,646	$245,440	$242,770	$240,975
Goodwill	(68,951)	(69,744)	(68,951)	(68,968)	(68,969)	(69,744)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,312)	(2,989)	(2,312)	(2,459)	(2,610)	(2,827)	(2,989)
Related deferred tax liabilities	943	1,545	943	1,435	1,471	1,513	1,545
Tangible common shareholders' equity	$174,503	$169,787	$174,503	$179,654	$175,332	$171,712	$169,787

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$267,146	$266,195	$267,146	$271,969	$270,660	$267,990	$266,195
Goodwill	(68,951)	(69,744)	(68,951)	(68,968)	(68,969)	(69,744)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,312)	(2,989)	(2,312)	(2,459)	(2,610)	(2,827)	(2,989)
Related deferred tax liabilities	943	1,545	943	1,435	1,471	1,513	1,545
Tangible shareholders' equity	$196,826	$195,007	$196,826	$201,977	$200,552	$196,932	$195,007

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,281,234	$2,188,067	$2,281,234	$2,284,174	$2,254,714	$2,247,794	$2,188,067
Goodwill	(68,951)	(69,744)	(68,951)	(68,968)	(68,969)	(69,744)	(69,744)
Intangible assets (excluding mortgage servicing rights)	(2,312)	(2,989)	(2,312)	(2,459)	(2,610)	(2,827)	(2,989)
Related deferred tax liabilities	943	1,545	943	1,435	1,471	1,513	1,545
Tangible assets	$2,210,914	$2,116,879	$2,210,914	$2,214,182	$2,184,606	$2,176,736	$2,116,879

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	42